                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned any amendments (including any post-effective amendment) to any of the Registration Statements on Form S-8 filed with the Securities and Exchange Commission which register under the Securities Act of 1933 the Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company pursuant to either the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan or the Cooper Industries, Inc. Second Amended and Restated Management Annual Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of February, 2000.


                                                        /s/  Warren L. Batts
                                                        ------------------------
                                                             Warren L. Batts

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned any amendments (including any post-effective amendment) to any of the Registration Statements on Form S-8 filed with the Securities and Exchange Commission which register under the Securities Act of 1933 the Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company pursuant to either the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan or the Cooper Industries, Inc. Second Amended and Restated Management Annual Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of February, 2000.


                                                        /s/ Robert M. Devlin
                                                        -----------------------
                                                            Robert M. Devlin

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned any amendments (including any post-effective amendment) to any of the Registration Statements on Form S-8 filed with the Securities and Exchange Commission which register under the Securities Act of 1933 the Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company pursuant to either the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan or the Cooper Industries, Inc. Second Amended and Restated Management Annual Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of February, 2000.


                                                         /s/ Clifford J. Grum
                                                         ----------------------
                                                             Clifford J. Grum

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned any amendments (including any post-effective amendment) to any of the Registration Statements on Form S-8 filed with the Securities and Exchange Commission which register under the Securities Act of 1933 the Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company pursuant to either the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan or the Cooper Industries, Inc. Second Amended and Restated Management Annual Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of February, 2000.


                                                               /s/ Linda A. Hill
                                                              ------------------
                                                                   Linda A. Hill

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned any amendments (including any post-effective amendment) to any of the Registration Statements on Form S-8 filed with the Securities and Exchange Commission which register under the Securities Act of 1933 the Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company pursuant to either the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan or the Cooper Industries, Inc. Second Amended and Restated Management Annual Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of February, 2000.


                                                               /s/ John D. Ong
                                                               ----------------
                                                                   John D. Ong

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned any amendments (including any post-effective amendment) to any of the Registration Statements on Form S-8 filed with the Securities and Exchange Commission which register under the Securities Act of 1933 the Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company pursuant to either the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan or the Cooper Industries, Inc. Second Amended and Restated Management Annual Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of February, 2000.


                                                     /s/ Sir Ralph H. Robins
                                                     ---------------------------
                                                         Sir Ralph H. Robins

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned any amendments (including any post-effective amendment) to any of the Registration Statements on Form S-8 filed with the Securities and Exchange Commission which register under the Securities Act of 1933 the Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company pursuant to either the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan or the Cooper Industries, Inc. Second Amended and Restated Management Annual Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of February, 2000.


                                                          /s/  Dan F. Smith
                                                          ---------------------
                                                               Dan F. Smith

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (the "Company"), does hereby constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them, with full power of substitution, his true and lawful attorneys and agents (each with authority to act alone), to execute on behalf of the undersigned any amendments (including any post-effective amendment) to any of the Registration Statements on Form S-8 filed with the Securities and Exchange Commission which register under the Securities Act of 1933 the Common Stock of the Company, par value $5.00 per share (the "Stock"), issued or to be issued by the Company pursuant to either the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan or the Cooper Industries, Inc. Second Amended and Restated Management Annual Incentive Plan; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 9th day of February, 2000.


                                                          /s/ James R. Wilson
                                                          ----------------------
                                                              James R. Wilson